UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

_________________

Date of report (date of earliest event reported):  June 24, 2011

HEART TRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-111683	87-0441351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14942 Gault Street Van Nuys, California 91405 (818) 782-2189
(Address of principal executive offices) (Zip Code) (Registrant's telephone number, including area code)
N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Heart Tronics, Inc. (“we”, “our company” or “Heart Tronics”) files this report on Form 8-K to report the following transactions or events:

Section 1 — Registrant’s Business and Operations

Item 1.01.                                Entry into a Material Definitive Agreement

See Item 8.01

Item 1.02.                                Termination of a Material Definitive Agreement

Not applicable

Item 1.03.                                Bankruptcy or Receivership

Not applicable

Section 2 — Financial Information

Item 2.01.                                Completion of Acquisition or Disposition of Assets

Not applicable

Item 2.02.                                Results of Operations and Financial Conditions

Not applicable

Item 2.03.                                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Not applicable

Item 2.04.                                Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Not applicable

Item 2.05.                                Costs Associated with Exit or Disposal Activities

Not applicable

Item 2.06.                                Material Impairments

Not applicable

Section 3 — Securities and Trading Markets

Item 3.01.                                Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Not applicable

Item 3.02.                                Unregistered Sales of Equity Securities

See Item 8.01

Item 3.03.                                Material Modification to Rights of Securities Holders

Not applicable

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01.                                Changes in Registrant’s Certifying Accountant

Not applicable

Item 4.02.                                Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Not applicable

Section 5 — Corporate Governance and Management

Item 5.01.                                Changes in Control of Registrant

Not applicable

Item 5.02.                                Departure of Directors or Certain Principal Officers; Election of Directors; Appointment of Certain Principal Officers; Compensatory Arrangements of Certain Principal Officers

Not applicable

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Not applicable

Item 5.04.                                Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Not applicable

Item 5.05.                                Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not applicable

Item 5.06.                                Change in Shell Company Status

Not applicable

Section 6 — Asset-Backed Securities

Section 7 — Regulation FD

Item 7.01.                                Regulation FD Disclosure

Not applicable

Section 8 — Other Events

Item 8.01.                                Other Events

See Corporate Update attached as Exhibit 99.1 to this form 8-K.

See news release attached as Exhibit 99.2 to this form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                Financial Statements and Exhibits

Exhibit 99.1	Corporate Update
Exhibit 99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Van Nuys, California, this 24th day of June, 2011.

HEART TRONICS, INC., a Delaware corporation
By:	/s/ Rowland Perkins
Rowland Perkins Chief Executive Officer (principal executive officer)